Supplement dated December 17, 2003

to the Prospectus
dated October 13, 2003
for
Flexible Premium Variable Life Insurance Policies issued by
COUNTRY Investors Life Assurance Company and its
COUNTRY Investors Variable Life Account

This supplement describes certain information about the flexible premium variable life insurance policy
(the "Policy") included in the above referenced prospectus (the "Prospectus"). Please read this supplement carefully.

As of December 17, the T. Rowe Price Equity Series, Inc.
Mid-Cap Growth Subaccount (the "MCG Subaccount") is no longer available for investment under the Policy.
This means the MCG Subaccount is no longer available to receive premium payments and amounts transferred from the other Subaccounts and the Declared Interest Option.